     Securities Exchange Act of 1934 -- Form 8-KA

-------------------------------------------------------------

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-KA

                         Current Report



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

       Date of Report (date of earliest event reported):
                       November 22, 1996
 -------------------------------------------------------------


               CBL & ASSOCIATES PROPERTIES, INC.
 -------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


  Delaware               1-12494                 62-1545718
  -------------      -----------------      --------------------
 (State or other         (Commission             (IRS Employer
 jurisdiction of         File Number)            Identification
 incorporation)                                     Number)


 One Park Place, 6148 Lee Highway, Chattanooga, Tennessee 37421
----------------------------------------------------------------
             (Address of principal executive offices)


      Registrant's telephone number, including area code:
                         (423) 855-0001
----------------------------------------------------------------

               CBL & ASSOCIATES PROPERTIES, INC.



ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS
          ACQUISITION OF ST. CLAIR SQUARE-FAIRVIEW HEIGHTS, ILLINOIS

On November 22, 1996, St. Clair Square Limited Partnership (the
"St. Clair Square Limited Partnership"), a majority-owned subsidiary of CBL & Associates Properties, Inc. (The "Registrant") acquired St. Clair Mall, a regional shopping mall located near St. Louis, Missouri, containing approximately 1,044,599 square feet of total gross leaseable area ("GLA) including 315,656 of mall store GLA from The Prudential Insurance Company of America ("Prudential") pursuant to a Purchase and Sales Agreement between Prudential and St. Clair Square Limited Partnership (the "Purchase Agreement").
The assets acquired included, among other things, real property, the buildings, improvements, and fixtures located theron, certain lease interests, personal property and rights related thereto.


The aggregate purchase price, including closing costs, was approximately $86.6 million and was determined in good faith arms length negotiations between Registrant and Prudential, an unrelated third party. In negotiating the purchase price the Registrant considered, among other facts, the mall's historical and projected cash flow, the nature and term of existing leases, the current operating costs, the physical condition of the property, and the terms and conditions of available financing. There were no independent appraisals obtained by the Registrant. The purchase price consisted of $86.6 million in cash. The cash consideration was paid from proceeds from the Registrant's lines of credit and proceeds from a promissory note in the amount of $66 million which St. Clair Limited Partnership placed with Wells Fargo Bank N.A.. The Registrant intends to continue operating the mall as currently operated and leasing space therein to national and local retailers.

The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, which is filed as an exhibit to this document.


ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Report of Independent Public Accountants            F-1

          Statements of excess revenues over specific
          expenses for the nine months ended
          September 30, 1995 and 1996(Unaudited) and
          for the year ended December 31, 1995                F-2

          Notes to Financial Statements                       F-3


     B)   PRO FORMA FINANCIAL INFORMATION OF REGISTRANT


          Consolidated statement of operations for
          the nine months ended September 30, 1996            F-4


          Consolidated statement of operations for
          the year ended December 31, 1995                    F-5


          Consolidated balance sheet as of
          September 30, 1996                                  F-6


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
of CBL & Associates Properties, Inc.

          We have audited the accompanying statement of excess revenues over specific operating expenses of St. Clair Square for the year ended December 31, 1995. Our responsibility is to express an opinion on this statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess revenues over specific operating expenses is free of material mis-statement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the statement. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying statement was prepared for the purpose of com-plying with the rules and regulations of the Securities and Exchange Com-mission and excludes certain material expenses that would not be comparable to those resulting from the proposed future operations of the Property described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

          In our opinion, the statement referred to above presents fairly, in all material respects, the excess revenues over specific operating ex-penses (exclusive of expenses described in Note 2) of St. Clair Square for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


Arthur Andersen, LLP
Chattanooga, Tennessee
December 12, 1996

_______________________________________________________________________________
                            ST. CLAIR SQUARE

                     STATEMENTS OF EXCESS REVENUES
                    OVER SPECIFIC OPERATING EXPENSES
                       FOR THE NINE MONTHS ENDED
                SEPTEMBER 30, 1995 AND 1996 (UNAUDITED)
               AND FOR THE YEAR ENDED DECEMBER 31, 1995




                                                   Nine            Nine
                                  Year Ended    Months Ended    Months Ended
                                 December 31,   September 30,   September 30,
                                    1995            1995           1996
                                 ____________   _____________   _____________
                                                 (unaudited)     (unaudited)

Revenues:
 Rental revenues
   Minimum                       $  6,593       $  4,873        $  5,123
   Percentage                         664            505             432
 Tenant reimbursements              2,749          2,014           2,446
 Other property revenues              513            311             279
                                __________      _________       _________
          Total revenues         $ 10,519       $  7,703        $  8,280

Specific operating expenses (Note 2):
 Property operating                   914            689             661
 Real estate taxes                    919            656             797
 Maintenance and repairs            1,249            888           1,008
                                __________      _________       _________

Excess revenues over specific
 operating expenses              $  7,437       $  5,470        $  5,814
                                ==========      =========       =========

F-2
____________________________________________________________________________
                             ST. CLAIR SQUARE

                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1995

1.  DESCRIPTION OF PROPERTY

    On November 22, 1996, St. Clair Square Limited Partnership, a majority-owned subsidiary of CBL & Associates Properties, Inc., acquired St. Clair Square (the "Property"), a regional shopping mall located near St. Louis, Missouri, containing approximately 1,044,600 square feet of total gross leasable area.


2.  SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The accompanying statements of excess revenues over specific operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not com-parable to the operations of the Property after acquisition, such as depreciation and management fees.

    Revenue Recognition

    Rental revenue attributable to operating leases is recognized on a straight-line basis over the initial term of the related leases. Certain tenants are required to pay additional rent if sales volume exceeds specified amounts. The Property recognizes this additional rent as revenue when such amounts become determinable.

    Tenant Reimbursements

    The Property receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs consist of real estate taxes, common area maintenance and other recoverable costs. Tenant reimbursements are recognized as revenue in the period the costs are incurred.

F-3
___________________________________________________________________________

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statements of operations are presented as if the acquisition of St. Clair Square had taken place as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of CBL & Associates Properties, Inc. (the "Company") would have been assuming the Company had acquired St. Clair Square as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                   CBL & ASSOCIATES PROPERTIES, INC

             PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

    (Unaudited And Amounts in Thousands, Except Per Share Amounts)

                           CBL       St. Clair     Pro Forma      Pro Forma
                       Historical     Square      Adjustments    Consolidated

                     _____________  ___________  _____________  ______________
REVENUES:
Rentals:
   Minimum            $   67,875     $   5,123     $    -        $  72,998
   Percentage              1,865           432          -            2,297
   Other                     689             -          -              689
   Tenant reimbursements  31,555         2,446          -           34,001
   Management leasing fees 1,845             -          -            1,845
   Development fees            7             -          -                7
   Interest and other      3,004           279          -            3,283
                      __________     _________      __________    _________
        Total revenues   106,840         8,280          -          115,120
                      __________     _________      __________    _________
EXPENSES:
 Property operating       17,424           661          -           18,085
 Depreciation and
   amortization           18,582             -        1,886(A)      20,468
 Real estate taxes         8,258           797          -            9,055
 Maintenance and repairs   6,498         1,008          -            7,506
 General and
   administrative          6,208             -          -            6,208
 Interest                 23,250             -        4,729(B)      27,979
 Other                       450             -          -              450
                      __________     _________      __________    _________
        Total expenses    80,670         2,466        6,615         89,751
                      __________     _________      __________    _________
INCOME FROM OPERATIONS    26,170         5,814       (6,615)        25,369

GAIN ON SALES OF
  REAL ESTATE ASSETS       8,890             -          -            8,890

EQUITY IN EARNINGS OF UN-
  UNCONSOLIDATED AFFILIATES  709             -          -              709

MINORITY INTEREST IN EARNINGS:
  Operating partnership  (10,971)            -          248(C)     (10,723)
  Shopping Center
     properties             (385)            -          -             (385)
                      __________     _________      ___________   __________
INCOME BEFORE EXTRA-
 ORDINARY ITEM        $   24,413     $  5,814       $(6,367)      $ 23,860

EXTRAORDINARY LOSS ON
EARLY EXTINGUISHMENT
OF DEBT                     -            -               -            -
                      __________     _________      __________    __________
  Net income          $   24,413     $  5,814       $(6,367)      $ 23,860
                      ==========     =========      ==========    ==========

EARNINGS PER COMMON SHARE DATA:
 Income before extra-
  ordinary item       $      1.17                                 $     1.14
 Extraordinary loss on
  early extinguishment
   of debt                     -                                          -
                      ___________                                 __________
    Net income        $      1.17                                 $     1.14
                      ===========                                 ==========
WEIGHTED AVERAGE SHARES
 OUTSTANDING              20,873                                    20,873
                      ===========                                 ==========

(A) Reflects depreciation expense on the St. Clair Square acquisition com-puted on the straight-line method over the estimated useful life of 30 years.

(B) Reflects interest expense associated with the $66,000 mortgage note payable and the $20,139 of borrowings under the Company's line of credit agreement, both at LIBOR plus 1.5% (7.32%), in connection with the acquisition of St. Clair Square.

(C) Reflects the minority interests' share of the income from operations of St. Clair Square and the pro forma adjustments.

F-4
______________________________________________________________________________
                     CBL & ASSOCIATES PROPERTIES, INC.

               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1995

    (Unaudited And Amounts In Thousands, Except Per Share Amounts)


                           CBL       St. Clair     Pro Forma      Pro Forma
                       Historical     Square      Adjustments    Consolidated
                      _____________  ___________  _____________  ______________

REVENUES:
Rentals:
Minimum               $   82,319     $   6,593     $    -        $  88,912
   Percentage              2,811           664          -            3,475
   Other                   1,507             -          -            1,507
   Tenant reimbursements  38,370         2,749          -           41,119
   Management leasing fees 2,235             -          -            2,235
   Development fees          271             -          -              271
   Interest and other      4,689           513          -            5,202
                      __________     _________      __________    _________
        Total revenues   132,202        10,519          -          142,721
                      __________     _________      __________    _________
EXPENSES:
 Property operating       21,513           914          -           22,427
 Depreciation and
   amortization           23,407             -        2,515(A)      25,922
 Real estate taxes        10,087           919          -           11,006
 Maintenance and repairs   8,991         1,249                      10,240
 General and
   administrative          8,049             -          -            8,049
 Interest                 31,951             -        6,615(B)      38,566
 Other                       605             -          -              605
                      __________     _________      __________    _________
        Total expenses   104,603         3,082        9,130        116,815
                      __________     _________      __________    _________
INCOME FROM OPERATIONS    27,599         7,437       (9,130)        25,906

GAIN ON SALES OF
  REAL ESTATE ASSETS       2,213             -          -            2,213

EQUITY IN EARNINGS OF UN-
UNCONSOLIDATED AFFILIATES  1,450             -          -            1,450

MINORITY INTEREST IN EARNINGS:
  Operating partnership  (10,527)            -          588(C)     ( 9,939)
  Shopping Center
     properties             (386)            -          -             (386)
                      __________     _________      ___________   __________
INCOME BEFORE EXTRA-
 ORDINARY ITEM        $   20,349     $  7,437       $(8,542)      $ 19,244

EXTRAORDINARY LOSS
ON EARLY EXTINGUISHMENT
OF DEBT                    (326)             -           -           (326)
                      __________     _________      __________    __________
  Net income          $   20,023     $  7,437       $(8,542)      $ 18,918
                      ==========     =========      ==========    ==========

EARNINGS PER COMMON SHARE DATA:
 Income before extra-
  ordinary item       $      1.14                                 $     1.08
 Extraordinary loss on
  early extinguishment
   of debt                  (0.02)                                     (0.02)
                      ____________                                __________
    Net income        $      1.12                                 $     1.06
                      ============                                ==========
WEIGHTED AVERAGE SHARES
 OUTSTANDING              17,827                                    17,827
                      ===========                                 ==========

(A) Reflects depreciation expense on the St. Clair Square acquisition com-puted on the straight-line method over the estimated useful life of 30 years.

(B) Reflects interest expense associated with the $66,000 mortgage note payable and the $20,139 of borrowings under the Company's line of credit agreement, both at LIBOR plus 1.5% (7.68%), in connection with the acquisition of St. Clair Square. If interest rates under the mortgage note payable and line of credit agreement fluctuated 0.125%, interest costs on the pro forma indebtedness would increase or decrease by approximately $108,000 on an annualized basis.

(C) Reflects the minority interests' share of the income from operations of St. Clair Square and the pro forma adjustments.

F-5
______________________________________________________________________________
PRO FORMA CONSOLIDATED BALANCE SHEET


The unaudited pro forma consolidated balance sheet is presented as if the acquisition of St. Clair Square had occurred as of September 30, 1996.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1996 nor does it purport to represent the future financial position of the Company.


                      CBL & ASSOCIATES PROPERTIES, INC.


                    PRO FORMA CONSOLIDATED BALANCE SHEET
                             SEPTEMBER 30, 1996

      (Unaudited And Dollars In Thousands, Except Per Share Amounts)

                                                      Pro Forma
                                           CBL       Acquisition     Company
                                        Historical   Adjustments    Pro Forma
                                        __________   ___________    ___________
                ASSETS                                  (A)
_______________________________________
REAL ESTATE ASSETS:
 Land                                   $ 99,793      $ 11,036      $110,829
 Buildings and improvements              732,518        75,436       807,954
                                        __________    __________    __________
                                         832,311        86,472       918,783
 Less Accumulated depreciation          (107,901)           -       (107,901)
                                        __________    __________    __________
                                         724,410        86,472       810,882
 Developments in progress                107,923            -        107,923
                                        __________    __________    __________
 Net Investment in real estate assets    832,333        86,472       918,805

CASH AND CASH EQUIVALENTS                 12,694            -         12,694

RECEIVABLES:
 Tenant, net of allowance for doubtful
 accounts of $450                        11,013             -         11,013
 Other                                    1,147             -          1,147
MORTGAGE NOTES RECEIVABLE                42,893             -         42,893
OTHER ASSETS                              6,877             -          6,877
                                       __________     __________    __________
                                       $906,957       $ 86,472      $993,429
                                       ==========     ==========    ==========

  LIABILITIES AND SHAREHOLDERS' EQUITY
__________________________________________

MORTGAGE AND OTHER NOTES PAYABLE       $474,351       $ 86,139      $560,490

ACCOUNTS PAYABLE AND ACCRUED
  LIABILITIES                            26,012            333        26,345
                                       _________      _________     __________
      Total Liabilities                 500,363         86,472       586,835
                                       _________      _________     __________
COMMITMENTS AND CONTINGENCIES
DISTRIBUTIONS AND LOSSES IN EXCESS OF
INVESTMENT IN UNCONSOLIDATED
AFFILIATES                                9,159            -           9,159
                                       _________      _________     __________
MINORITY INTEREST                       117,775            -         117,775
                                       _________      _________     __________
SHAREHOLDER'S EQUITY:
  Preferred stock, $0.01 par value,
  5,000,000 shares authorized, none issued

  Common stock, $0.01 par value, 95,000,000
  shares authorized, 20,895,717 shares issued
  and outstanding at September 30, 1996
                                           209             -             209
  Excess stock, $0.01 par value,
  100,000,000 shares authorized, none issued
                                             -             -              -
  Additional paid-in capital            292,877            -         292,877
  Accumulated deficit                   (13,269)           -         (13,269)
  Deferred compensation                    (157)           -            (157)
                                       _________     __________     __________
   Total shareholders' equity           279,660            -         279,660
                                       _________     __________     __________
                                       $906,957       $ 86,472      $993,429


                                         =======     ==========     ==========

(A) Reflects the acquisition of St. Clair Square through the issuance of a $66,000 mortgage note payable, borrowings of $20,139 under the Company's line of credit agreement, and the assumption of certain liabilities.

F-6
_____________________________________________________________________________
EXHIBITS
        2.1Purchase and Sale Agreement dated
               October 4, 1996 between The Prudential
               corporation and St. Clair Square Limited
               Partnership, an Illinois limited partnerhsip.

         23 Consent of Arthur Andersen LLP

                            SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CBL & ASSOCIATES PROPERTIES, INC.


                                         John N. Foy
                                -----------------------------
                                        John N. Foy
                                Executive Vice President,
                                Chief Financial Officer and
                                         Secretary
                                (Authorized Officer of the
                                        Registrant,
                                Principal Financial Officer and
                                Principal Accounting Officer)



Date: January 15, 1996

                          EXHIBITS INDEX


Exhibit:

2.1       Purchase and Sale Agreement dated October 4,
          1996 between The Prudential Insurance Company of
          America a New Jersey corporation and St. Clair
          Square Limited Partnership, an Illinois limited partnership.

23        Consent of Arthur Andersen LLP